UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 15, 2011

China Century Dragon Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53021	26-1583852_
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Room 801, No. 7, Wenchanger Road, Jiangbei, Huizhou City, Guangdong Province, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code	0086-0752-3138789

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2011, David De Campo resigned as a member of the Board of Directors of China Century Dragon Media, Inc., a Delaware corporation (the “Company”) effective immediately, including his position on the Company’s audit committee.  Mr. De Campo found that the language barrier and his remote location made it impossible for him to perform his duties as a Director of the Company to his satisfaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CENTURY DRAGON MEDIA, INC.

Date: March 21, 2011	By:	/s/ Dapeng Duan
Name: Dapeng Duan
Title: Chief Financial Officer